UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-09038

                               The Olstein Funds
               (Exact name of registrant as specified in charter)

                             4 Manhattanville Road
                               Purchase, NY 10577
              (Address of principal executive offices) (Zip code)

                               Robert A. Olstein
                    (Name and address of agent for service)

                                 1-800-799-2113
               Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period: June 30, 2006

ITEM 1. REPORT TO STOCKHOLDERS.
-------------------------------

OLSTEIN FINANCIAL ALERT FUND

ANNUAL REPORT

JUNE 30, 2006

(THE OLSTEIN FUNDS LOGO)

The Olstein Funds

THE OLSTEIN FINANCIAL ALERT FUND

Chairman's Message                                              August 24, 2006

          LONG-TERM RETURNS AND DIFFERENTIATING VALUE FROM VALUE TRAPS

Dear Shareholders:

EMPHASIZING LONG-TERM RETURNS

For the fiscal year ended June 30, 2006, the Fund underperformed the S&P 500(R) Index (4.59% for the Fund's Class C shares versus 8.63% for the Index).
However, for the ten-year, five-year and three-year periods ended June 30, 2006, the average annual returns of The Olstein Financial Alert Fund outperformed the annualized returns of the S&P 500(R) Index, as listed below:

  TIME PERIODS                           AVERAGE ANNUAL RETURNS
  (ENDING 6/30/2006)                 OFALX               S&P 500(R) INDEX
  ------------------                 -----               ----------------
  1 year                             4.59%                      8.63%
  3 years                           12.05%                     11.22%
  5 years                            4.10%                      2.49%
  10 years                          14.46%                      8.32%

The Fund has experienced other periods of underperformance, which include calendar years 1998 and 2005, and the first six months of 2006.

                                        AVERAGE ANNUAL RETURNS
  TIME PERIODS                       OFALX               S&P 500(R) INDEX
  ------------                       -----               ----------------
  1998                              15.01%                     28.58%
  2005                               2.79%                      4.91%
  Six months ended 6/30/06          -0.24%                      2.71%

While past performance is not necessarily indicative of future results, the above illustration of the Fund's historical longer term and recent performance data compared to the broad market benchmark (the S&P 500(R) Index) emphasizes our long held belief that there is a high correlation between paying attention to purchasing companies at discounted prices and achieving the Fund's long-term investment objectives. However, discounted prices often occur when investor crowd perception and/or psychology are unduly negative, which usually requires time to change. Many of the stocks that generated our long-term investment results were not ideas whose implications were seen as obvious by the investing public, which is precisely the reason we were able to purchase these securities at a discount. On Wall Street, the fact that future values are not obvious usually results in a period of stock underperformance until the catalyst becomes obvious. Over the past ten years, the Fund's long-term performance has been the result of an investment philosophy and process that requires long-term perspectives, reflection, and proprietary valuation techniques in the face of short-term bad news and negative crowd psychology. It is our belief that the attempt to perform all of the time will take us out of our long-term game plan of performing over time. Looking at finite returns to determine long-term results is similar to the crowd determining who will win a tennis match by looking at one point.

----------------
The performance data quoted represents past performance and does not guarantee future results. The above chart pertains to the Fund's Class C shares, and assumes no redemptions. The returns mentioned do not reflect deduction of the Fund's 1% maximum contingent deferred sales charge ("CDSC") for Class C shares imposed when an investor redeems Class C shares within the first year of purchase. The Fund's Class C average annual return for the ten-year, five-year, and one-year periods ended 6/30/06, assuming reinvestment of dividends and capital gain distributions and deduction of the Fund's maximum CDSC during the one-year period, was 14.46%, 4.10%, and 3.59%, respectively. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. To obtain performance data current to the most recent month end, please go to our website at www.olsteinfunds.com. Performance for other share classes will vary. Not FDIC insured / Not bank-guaranteed / May lose value.

WHEN WARRANTED, CHANGE THE PORTFOLIO BUT NOT THE DISCIPLINE

Managing a value portfolio can be a frustrating and humbling experience, when our valuations for the stocks in the portfolio either take longer to emerge or do not emerge at all. Although we constantly monitor and evaluate our portfolio positions as relevant events unfold, we use these frustrating periods to re-evaluate each portfolio holding; reassess our expectations for each company's ability to produce future free cash flow, and challenge our understanding of each company's competitive environment and strategic choices. We also determine which of the companies in our portfolio have had falling equity prices due to short-term factors such as quarterly earnings disappointments or non-recurring events, and which companies have been affected by fundamental shifts within their industry or company that are likely to have a lasting negative impact, and as a result, call into question the validity of our free cash flow projections and resulting valuations. Mistakes are pruned from the portfolio immediately and the sale proceeds are either reinvested into companies that we believe have higher probabilities of reaching the Fund's long-term investment objectives, or moved to the sidelines (to earn interest income) and be available to initiate positions in investment ideas that eventually reach our discount threshold. On the other hand, we generally add to positions in companies as their stock prices fall further away from our estimate of private market value_ but only if the decline is related to short-term factors, faulty misperceptions, or just plain old negative psychology. Our commitment to our disciplined investment process obliges us to make changes to the portfolio as needed, and to take advantage of potential opportunities that arise from an ever-changing landscape, but the long-term investment discipline remains the same.

REMOVING EGO FROM THE INVESTMENT PROCESS

In my 38 years as an investment professional, I have consistently seen investment managers and investors stay with bad investment decisions due to one important factor_ ego. Ego can insert itself in the investment process in several ways, including:

     1. Changing the reason for owning a stock rather than admitting to a flawed investment thesis.
     2. A tendency to overvalue ideas selected personally, which creates biases when owning up to making a mistake.
     3. The normal tendency to emphasize investment successes while minimizing investment failures as non-recurring, thereby creating a false sense of confidence.
     4. Framing problems or decision-making situations to support a desired outcome.

To admit a mistake is ego deflating. However, protecting one's ego by avoiding the realization of a loss, rather than re-employing the proceeds into stocks that in our opinion offer higher probabilities of greater appreciation, is an impediment to long-term performance. We seek to minimize the intrusion of ego into our investment process in two related ways:

     1.   through teamwork and
     2. a rigorous investment review process that values the analysis and insight of each team member for each portfolio holding.

Value investing is about performing over time and growing shareholder value, and has nothing to do with ego. Our process seeks to recognize mistakes in a timely manner and re-employ the proceeds into stocks which, in our opinion, offer higher probabilities for appreciation. In this regard, after rigorous team review, old media stocks (Grey Television, Tribune, Gannett, and Journal Register) and Pier One were pruned from the portfolio because we believed our assumptions were wrong. On the other hand, Marsh McLennan is an example of a stock, which has declined since our original purchase (most recently on short-term concerns affecting the overall financial services industry), yet we continue to believe that our expectations of future cash flow are justified by company specific factors, and we have therefore added to our position as the stock has fallen.

BETTER VALUES OR VALUE TRAPS

How do we determine when a stock is falling whether we believe it is temporarily out of favor or has turned into a value trapo There are two main risks that we assess when valuing a company. Financial risk relates to how a company is capitalized (debt ratios, excess cash, etc.), the realism of its reporting practices, and most importantly its ability to withstand bad times without having to resort to short-term solutions that are not in the long-term interests of the company. Operating risk relates to the accuracy of future estimates of a company's ability to produce free cash flow from its basic business. Thus, the accuracy of our valuations is based on our ability to accurately predict future excess cash flow. We do not want to accept financial risk because a company's inability to withstand bad times could result in permanent damage to a company's valuation. Material losses in a portfolio are far more damaging to the portfolio's long-term financial health than material gains. Let us not forget a portfolio that increases 80% followed by a 50% loss is down 10%, not up 30%. A $100,000 portfolio that increases 80% in year one appreciates to $180,000_a 50% decline in year two results in a portfolio worth $90,000 at year-end.

Our methodology of defending against financial risk is to seek companies that generate, or are expected to generate, excess free cash flow, have financial statements that are understandable and in accord with economic reality, and have balance sheets that can withstand bad times. Excess cash flow companies can buy back stock, raise the dividend, make strategic acquisitions when others may not be able to, and do not have to adopt short-term strategies that are not in the long-term interests of the company. These companies represent outstanding acquisition candidates.

When we originally purchased Pier One, at what we believed were discount prices created by an initial miss of product trends, the company had material excess cash balances and was still generating excess cash flow (although diminished). We believed the out of favor product line was temporary, and if the company was successful in turning around its merchandise selection, a return to normalized margins could create excess cash flow potential of over $1.50 per share on a stock we purchased for an average cost of $14.76 a share between June 2004 and September of 2005. The company's balance sheet had net cash of $100 million with no debt, and even though earnings were below former levels, the company was continuing to generate excess cash flow. The balance sheet and cash flow metrics provided the company with a financial cushion while it sought to redesign its merchandise selection and return earnings to former levels.

As Pier One continued to struggle to find the right merchandising mix, excess cash flow turned negative, the excess cash margin was being drawn down and our margin of safety was being reduced. We began to worry about both the company's ability to produce free cash flow and its deteriorating balance sheet. The company continued to have fashion missteps resulting in increasing inventories relative to sales and reduced cash positions. We reached a sell decision since we were no longer confident in our valuation based on predictable free cash flow, while the balance sheet was no longer providing us with enough support to withstand continued merchandising missteps.

During the latest fiscal year, we also had to reach similar conclusions on some of our older media stocks such as the Tribune, Gannett, Journal Register and Gray Television. The Internet has continued to make rapid inroads into the traditional newspaper industry advertising model, resulting in reduced free cash flow expectations and reduced valuations, and a sell decision with 25% losses since we began buying these companies three years ago. We did not expect the Internet to make such rapid inroads into the stable cash flow models of the old media companies. We were too optimistic in our assumptions regarding the cash flow bases of these older companies.

In direct contrast, although Marsh McLennan stock has declined since our initial purchase, we believe that the company's capable management team is making long-term decisions that should result in future free cash flow exceeding $2.00 per share. At the present time, there are no indications that our future expectations are not achievable. Marsh McLennan is already achieving free cash flow and the balance sheet has begun to improve. Our valuation remains above current prices. We have continued to add to our position, despite the short-term negativity surrounding the stock that has resulted in the stock declining below our initial purchase price. Our discipline dictates that we usually add to positions as stock prices fall further from our valuation as long as our future free cash flow expectations are continuing to support our valuation. Thus, as the probabilities of success increase (market price falls further from our estimate of private market value), we increase our positions. As the spreads narrow, we decrease our position.

NOT ALL SALES ARE FAILURES

Office Depot was also sold during the current fiscal year at prices that exceeded our initial purchase in 2004 by more than 100%. Our valuation for Office Depot increased throughout the 18 months the Fund had invested in the company as cash flow expectations continued to exceed our original estimates. However, we continued to prune our position as deviations between the stock's price and our estimate of private market value narrowed. Office Depot finally reached what we call perfection pricing (market prices equaled our estimates of private value) and our remaining position was liquidated with the cash moved to the sideline awaiting other opportunities. Scientific Games (SGMS) is another stock that was initially purchased in 2001 at one eighth of our most current sale price. Our position in SGMS has been reduced throughout our five year holding period in order to control risk (size of position compared to our calculation of the discount) and still remains a portfolio holding at almost eight times our initial purchase price. Our original estimates of growth and free cash flow were reasonably conservative, but the company's ability to capitalize on the burgeoning public lottery market and its effective use of cash proceeds justified our increased valuations over the period we have held its common stock. We are extremely flexible in assessing what actually transpires versus our original estimates and our valuation models react to deviations between expectations and reality. In certain cases, the new facts tell us to sell, other times to buy, and we do not get caught up in ego issues as to whether the decision results in a loss or a gain.

THE CURRENT ENVIRONMENT

As a final note, all stocks are vulnerable to rising interest rates and the resulting impact on investor psychology. As interest rates rise, stock valuations tend to decline as U.S. Treasury securities represent a competitive lower risk alternative to investing in equities. However, it is significant to note that current interest rates are no higher than they were from 1995 to 2000 when the ten-year U.S. Treasury rate averaged 6.34% (the current ten-year rate is approximately 5%). The psychology of crowds can change in a minute, and rather than joining crowd psychology, we choose to take advantage of overreactions caused by what we believe is "groupthink".

On December 31, 1999, the S&P 500(R) Index closed at 1,469.25   On June 30,
2006, the Index closed at 1,270.20, which amounts to an approximate 13.5% cumulative decline over the five and one half year period. In 1999, the S&P 500(R) Index companies earned $45.00 a share whereas in 2006, our current estimate is $85.00 a share. The price earnings ratio of the S&P 500(R) Index has fallen from 32 times earnings in 1999 to under 15 times estimated earnings for 2006.

We believe that the market has finally grown into its earnings shoes. Although our cash position is currently in excess of 15%, we are beginning to find values in larger companies such as American Express, AIG International, 3M and Cisco, which are not only new holdings, but first time holdings for the Fund. It stands to reason that if earnings have almost doubled over a time period in which the market is down, values should begin to emerge. We believe that despite the negative psychology surrounding the stock market, opportunities are beginning to develop, which we believe could increase our chances of achieving the Fund's investment objectives.

COMMITTED TO OUR DISCIPLINE

Rather than drawing attention to a fund's short-term results, we prefer to explain our discipline in detail and allow our shareholders the opportunity to conclude that they can identify with its long-term goals. In considering the probability of achieving one's investment objectives via an investment in the Fund and the discipline it employs, we believe that it is important to emphasize long-term returns in conjunction with the Fund's investment process. The best way to analyze the Fund's long-term investment results is to carefully review the table at the end of this letter illustrating the growth, on a quarterly basis, of a hypothetical $10,000 investment made in the Fund's Class C Shares at its inception date of September 21, 1995.

We remain committed to our discipline which: emphasizes identifying downside risk before evaluating upside potential; emphasizes valuations based on excess free cash flow; looks behind a company's reported numbers and demands accounting practices that reflect the economic reality of a business. We are working diligently to make changes to our portfolio as warranted and to take advantage of the changing landscape. We believe that our discipline is not dead, it has just been resting.

Management continues to have a material investment in the Fund alongside our shareholders, and we share common goals and objectives. We appreciate your trust.

Sincerely,

/s/ Robert A. Olstein
Robert A. Olstein
Chairman and
Chief Investment Officer

The following chart illustrates the growth, on a quarterly basis, of a hypothetical $10,000 investment made in the Fund's Class C share at the Fund's inception date of September 21, 1995. (with dividends and capital gain distributions reinvested but no deduction of taxes on reinvested distributions - see "Details")

                 VALUE OF SHARES OWNED,                VALUE OF SHARES OWNED,
                  IF INITIAL INVESTMENT                IF INITIAL INVESTMENT
      DATE             WAS $10,000         DATE             WAS $10,000
      ----             -----------         ----             -----------
     9/21/95             $10,000           3/31/01            $30,207
     9/30/95             10,010            6/30/01             36,192
    12/31/95             10,261            9/30/01             28,213
     3/31/96             10,882           12/31/01             35,340
     6/30/96             11,462            3/31/02             38,259
     9/30/96             11,713            6/30/02             33,797
    12/31/96             12,760            9/30/02             25,870
     3/31/97             13,327           12/31/02             28,529
     6/30/97             14,602            3/31/03             26,226
     9/30/97             17,250            6/30/03             31,448
    12/31/97             17,205            9/30/03             33,797
     3/31/98             19,851           12/31/03             38,853
     6/30/98             18,468            3/31/04             40,870
     9/30/98             15,499            6/30/04             41,297
    12/31/98             19,788            9/30/04             39,043
     3/31/99             20,717           12/31/04             43,146
     6/30/99             25,365            3/31/05             42,640
     9/30/99             23,675            6/30/05             42,302
    12/31/99             26,692            9/30/05             43,749
     3/31/00             28,170           12/31/05             44,350
     6/30/00             28,899            3/31/06             46,566
     9/30/00             30,596            6/30/06             44,241
    12/31/00             30,142

DETAILS

The performance data quoted represents past performance and does not guarantee future results. The above chart pertains to the Fund's Class C shares, and assumes no redemptions. The returns mentioned do not reflect deduction of the Fund's 1% maximum contingent deferred sales charge ("CDSC") for Class C shares imposed when an investor redeems Class C shares within the first year of purchase. The Fund's Class C average annual return for the ten-year, five-year, and one-year periods ended 6/30/06, assuming reinvestment of dividends and capital gain distributions and deduction of the Fund's maximum CDSC during the one-year period, was 14.46%, 4.10%, and 3.59%, respectively. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. To obtain performance data current to the most recent month end, please go to our website at www.olsteinfunds.com. Performance for other share classes will vary. Not FDIC insured / Not bank-guaranteed / May lose value.

The S&P 500(R) Index is an unmanaged index created by Standard & Poor's Corporation that includes a representative sample of 500 leading companies in leading industries of the U.S. economy and is considered representative of the U.S. stock-market performance in general. The S&P 500(R) Index is not an investment product available for purchase.

Source for U.S. Treasury Rates: MSCI U.S. Treasury 10-year average yield via Bloomberg.

As of 6/30/06 the Fund maintained a position in the following securities mentioned above, and is subject to change: Marsh McLennan (3.20%), Scientific Games (0.73%), American Express (0.99%), 3M (1.25%), AIG International (2.09%) and Cisco (2.12%). As of 6/30/06 the Fund did not maintain a position in the following securities mentioned above, and is subject to change: Grey Television, Tribune, Gannett, Journal Register, Pier One and Office Depot. The references to securities are not buy or sell recommendations. The references are intended to be descriptive examples of the Fund's investment philosophy. Do not make investments based on the securities referenced above.

The above commentary represents the opinion of the Manager, and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. This information should be preceded or accompanied by a current prospectus, which contains more complete information, including investment objectives, risks, and charges and expenses of the Fund and should be read carefully before investing. A current prospectus may be obtained by calling
(800) 799-2113 or by visiting the Fund's website at www.olsteinfunds.com.

 COMPARISON OF THE CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT FROM THE FUND'S CLASS C INCEPTION THROUGH THE FISCAL YEAR END OF 6/30/06. THE LINE CHART DOES NOT REFLECT ANY APPLICABLE CONTINGENT DEFERRED SALES CHARGE. THE RETURNS LISTED IN THE TABLE DO NOT REFLECT THE DEDUCTION OF TAXES ON REINVESTED DIVIDENDS.

                          AVERAGE ANNUAL TOTAL RETURN
                       ----------------------------------
                                         1 YEAR         5 YEAR     INCEPTION
                                         -----          ------     ---------
Olstein Financial
  Alert - Class C(1)<F1>                  3.59%          4.10%       14.79%
Russell 3000(R) Index(2)<F2>              9.56%          3.53%        9.36%
S&P 500(R) Index(3)<F3>                   8.63%          2.49%        9.28%

                     Olstein Financial       S&P 500(R)       Russell 3000(R)
      date          Alert Fund - Class C       Index               Index
      ----          --------------------       -----               -----
     9/21/95              $10,000             $10,000             $10,000
     8/31/96              $11,222             $11,353             $11,299
     8/31/97              $16,116             $15,968             $15,634
     8/31/98              $14,612             $17,260             $16,182
     8/31/99              $24,547             $24,133             $22,409
   8/31/2000              $30,596             $28,072             $27,033
   8/31/2001              $33,998             $21,225             $20,406
   8/31/2002              $29,286             $17,406             $16,876
   8/31/2003              $34,294             $19,633             $19,226
   6/30/2004(4)<F4>       $41,296             $23,172             $22,150
   6/30/2005              $42,302             $23,964             $23,934
   6/30/2006              $44,241             $26,032             $26,221

(1)<F1> Assumes reinvestment of dividends and capital gains. Also includes all expenses at the end of each period and reflects the deduction of the appropriate CDSC as if an investor had redeemed at the end of the one year period, and thus represents a "net return." Past performance is not necessarily indicative of future results. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.
(2)<F2> The Russell 3000(R) Index reflects the broad U.S. equity universe and represents approximately 98% of the U.S. market. Russell 3000 Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a "gross return."
(3)<F3> S&P 500(R) Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a "gross return."
(4)<F4> On April 29, 2004, the Fund's Board approved changing the Fund's fiscal year end to June 30.

 COMPARISON OF THE CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT FROM THE FUND'S ADVISER CLASS INCEPTION THROUGH THE FISCAL YEAR END OF 6/30/06. THE RETURNS LISTED IN THE TABLE DO NOT REFLECT THE DEDUCTION OF TAXES ON REINVESTED DIVIDENDS.

                          AVERAGE ANNUAL TOTAL RETURN
                          ---------------------------
                                 1 YEAR           5 YEAR          INCEPTION
                                 ------           ------          ---------
Olstein Financial
  Alert - Adviser Class(1)<F5>     5.40%           4.89%             9.85%
Russell 3000(R) Index(2)<F6>       9.56%           3.53%             2.46%
S&P 500(R) Index(3)<F7>            8.63%           2.49%             1.16%

                     Olstein Financial       S&P 500(R)       Russell 3000(R)
      date       Alert Fund - Adviser Class    Index               Index
      ----       --------------------------    -----               -----
     9/21/99              $10,000             $10,000             $10,000
   8/31/2000              $12,517             $11,491             $12,158
   8/31/2001              $14,018              $8,688              $9,177
   8/31/2002              $12,166              $7,125              $7,590
   8/31/2003              $14,347              $8,156              $8,647
   6/30/2004(4)<F8>       $17,385              $9,626              $9,962
   6/30/2005              $17,932              $9,955             $10,764
   6/30/2006              $18,900             $10,814             $11,793

(1)<F5> Assumes reinvestment of dividends and capital gains. Past performance is not necessarily indicative of future results. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.
(2)<F6> The Russell 3000(R) Index reflects the broad U.S. equity universe and represents approximately 98% of the U.S. market. Russell 3000 Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a "gross return."
(3)<F7> S&P 500(R) Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a "gross return."
(4)<F8> On April 29, 2004, the Fund's Board approved changing the Fund's fiscal year end to June 30.

Expense Example                                                    June 30, 2006

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including contingent deferred sales charges on redemptions, if any; and
(2) ongoing costs, including management fees; distribution fees (12b-1); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2006 - June 30, 2006.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund's transfer agent. If you request that a redemption be made by a wire transfer, currently a $15.00 fee is charged by the Fund's transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee and a $25 distribution fee. The example below includes, but is not limited to, management fees, distribution fees, fund accounting, custody and transfer agent fees. However, the Example below does not include portfolio trading commissions and related expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period'' to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                      Beginning                     Ending                  Expenses Paid
                                                    Account Value                Account Value            During Period*<F9>
                                                        1/1/06                      6/30/06                1/1/06 - 6/30/06
                                                        ------                      -------                ----------------
ACTUAL
     Class C                                          $1,000.00                    $  997.60                     $10.85
     Adviser Class                                     1,000.00                     1,001.20                       7.15
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
     Class C                                          $1,000.00                    $1,013.93                     $10.94
     Adviser Class                                     1,000.00                     1,017.65                       7.20


*<F9> Expenses are equal to the Fund's annualized expense ratio of 2.19%, and 1.44% for Class C and Adviser Class, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Allocation of Portfolio Assets as a percentage of investments      June 30, 2006

Common Stocks                                     89.4%
Short-Term Investments                            10.6%

Schedule of Investments                                          June 30, 2006

                                                Shares               Value
                                                ------               -----
COMMON STOCKS - 85.8%
  BEVERAGES - 2.2%
     Molson Coors Brewing
       Company - Class B                          536,500      $   36,417,620
                                                               --------------
  CAPITAL MARKETS - 6.2%
     The Goldman Sachs Group, Inc.                 45,300           6,814,479
     Janus Capital Group Inc.                   1,446,200          25,886,980
     Merrill Lynch & Co., Inc.                    167,100          11,623,476
     Morgan Stanley                               498,800          31,529,148
     Waddell & Reed Financial,
       Inc. - Class A                           1,238,000          25,453,280
                                                               --------------
                                                                  101,307,363
                                                               --------------
  COMMERCIAL BANKS - 1.6%
     Bank of America Corporation                  554,700          26,681,070
                                                               --------------
  COMMERCIAL SERVICES & SUPPLIES - 2.5%
     Avery Dennison Corporation                   222,100          12,895,126
     John H. Harland Company                      326,400          14,198,400
     Pitney Bowes Inc.                            321,600          13,282,080
                                                               --------------
                                                                   40,375,606
                                                               --------------
  COMMUNICATIONS EQUIPMENT - 3.9%
     3Com Corporation (a)<F10>                  2,962,100          15,165,952
     Cisco Systems, Inc. (a)<F10>               1,773,900          34,644,267
     CommScope, Inc. (a)<F10>                     450,200          14,145,284
                                                               --------------
                                                                   63,955,503
                                                               --------------
  COMPUTERS & PERIPHERALS - 4.6%
     Adaptec, Inc. (a)<F10>                     4,702,000          20,406,680
     Apple Computer, Inc. (a)<F10>                421,100          24,053,232
     Diebold, Incorporated                        269,000          10,926,780
     Intermec, Inc. (a)<F10>                      902,000          20,691,880
                                                               --------------
                                                                   76,078,572
                                                               --------------
  CONSTRUCTION & ENGINEERING - 2.3%
     Quanta Services, Inc. (a)<F10>             2,200,600          38,136,398
                                                               --------------
  CONSUMER FINANCE - 1.0%
     American Express Company                     305,900          16,279,998
                                                               --------------
  ELECTRICAL EQUIPMENT - 1.1%
     Energy Conversion
       Devices, Inc. (a)<F10>                     490,900          17,883,487
                                                               --------------
  ENERGY EQUIPMENT & SERVICES - 1.5%
     Newpark Resources, Inc. (a)<F10>           3,932,900          24,187,335
                                                               --------------
  FOOD & STAPLES RETAILING - 0.5%
     Nash Finch Company                           349,000           7,430,210
                                                               --------------
  FOOD PRODUCTS - 3.7%
     Del Monte Foods Company                    5,343,300          60,005,259
                                                               --------------
  HEALTH CARE EQUIPMENT & SUPPLIES - 2.0%
     Baxter International Inc.                    572,500          21,045,100
     PerkinElmer, Inc.                            569,500          11,902,550
                                                               --------------
                                                                   32,947,650
                                                               --------------
  HOTELS RESTAURANTS & LEISURE - 3.9%
     CKE Restaurants, Inc.                      1,025,000          17,025,250
     McDonald's Corporation                     1,047,050          35,180,880
     Scientific Games
       Corporation - Class A (a)<F10>             333,220          11,869,297
                                                               --------------
                                                                   64,075,427
                                                               --------------
  HOUSEHOLD DURABLES - 3.2%
     Blount International, Inc. (a)<F10>          998,400          12,000,768
     Tupperware Brands Corporation              1,156,600          22,773,454
     Universal Electronics
       Inc. (a)<F10> (b)<F11>                     985,900          17,460,289
                                                               --------------
                                                                   52,234,511
                                                               --------------
  INDUSTRIAL CONGLOMERATES - 6.1%
     3M Co.                                       252,500          20,394,425
     Tyco International Ltd. (c)<F12>           2,914,800          80,157,000
                                                               --------------
                                                                  100,551,425
                                                               --------------
  INSURANCE - 7.2%
     American International Group, Inc.           578,800          34,178,140
     Marsh & McLennan Companies, Inc.           1,950,300          52,443,567
     XL Capital Ltd. -
       Class A (c)<F12>                           511,700          31,367,210
                                                               --------------
                                                                  117,988,917
                                                               --------------
  INTERNET SOFTWARE & SERVICES - 0.6%
     VeriSign, Inc. (a)<F10>                      415,100           9,617,867
                                                               --------------
  LEISURE EQUIPMENT & PRODUCTS - 1.4%
     Hasbro, Inc.                               1,304,200          23,619,062
                                                               --------------
  MEDIA - 2.0%
     The Walt Disney Company                    1,104,800          33,144,000
                                                               --------------
  METALS & MINING - 1.5%
     Cleveland-Cliffs Inc.                        318,500          25,253,865
                                                               --------------
  MULTILINE RETAIL - 2.7%
     Federated Department Stores, Inc.            900,400          32,954,640
     J. C. Penney Company, Inc.                   158,100          10,673,331
                                                               --------------
                                                                   43,627,971
                                                               --------------
  OFFICE ELECTRONICS - 1.9%
     Xerox Corporation (a)<F10>                 2,208,000          30,713,280
                                                               --------------
  OIL & GAS - 6.2%
     Chesapeake Energy Corporation                857,000          25,924,250
     Hugoton Royalty Trust                              2                  59
     The Williams Companies, Inc.               2,404,700          56,173,792
     XTO Energy, Inc.                             435,300          19,270,731
                                                               --------------
                                                                  101,368,832
                                                               --------------
  PAPER & FOREST PRODUCTS - 1.7%
     Neenah Paper, Inc. (b)<F11>                  891,800          27,155,310
                                                               --------------
  PERSONAL PRODUCTS - 1.4%
     Playtex Products, Inc. (a)<F10>            2,214,100          23,093,063
                                                               --------------
  SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT - 1.5%
     Atmel Corporation (a)<F10>                 4,413,800          24,496,590
                                                               --------------
  SPECIALTY RETAIL - 10.1%
     Abercrombie & Fitch Co. - Class A            456,800          25,320,424
     Claire's Stores, Inc.                        869,800          22,188,598
     The Finish Line,
       Inc. - Class A                           1,776,200          21,012,446
     Foot Locker, Inc.                          1,019,300          24,962,657
     Jo-Ann Stores,
       Inc. (a)<F10> (b)<F11>                   1,894,900          27,760,285
     RadioShack Corporation                     1,898,200          26,574,800
     Ross Stores, Inc.                            616,300          17,287,215
                                                               --------------
                                                                  165,106,425
                                                               --------------
  TEXTILES, APPAREL & LUXURY GOODS - 1.3%
     Jones Apparel Group, Inc.                    645,400          20,517,266
                                                               --------------
       TOTAL COMMON STOCKS
         (Cost $1,217,194,235)                                  1,404,249,882
                                                               --------------
SHORT-TERM INVESTMENTS - 10.1%
  MUTUAL FUND - 0.1%
     First American Prime Obligations Fund      1,964,184           1,964,184
                                                               --------------
                                              Principal
                                                Amount               Value
                                                ------               -----
  U.S. GOVERNMENT AGENCY OBLIGATIONS - 10.0%
     Federal Home Loan Bank:
       4.57%, 07/12/2006                      $30,000,000      $   29,954,533
       4.92%, 07/10/2006                       19,000,000          18,976,583
       4.92%, 07/11/2006                       24,000,000          23,966,933
       4.95%, 07/03/2006                       15,500,000          15,495,885
       4.95%, 07/05/2006                       30,000,000          29,983,700
       4.95%, 07/06/2006                       18,100,000          18,087,732
       5.065%, 07/07/2006                      27,300,000          27,277,796
                                                               --------------
       TOTAL U.S. GOVERNMENT
         AGENCY OBLIGATIONS                                       163,743,162
                                                               --------------
       TOTAL SHORT-TERM INVESTMENTS
         (Cost $165,707,346)                                      165,707,346
                                                               --------------
TOTAL INVESTMENTS - 95.9%
  (Cost $1,382,901,581)                                         1,569,957,228
                                                               --------------
OTHER ASSETS IN EXCESS OF LIABILITIES - 4.1%                       66,599,107
                                                               --------------
TOTAL NET ASSETS - 100.0%                                      $1,636,556,335
                                                               --------------
                                                               --------------
(a)<F10>  Non-income producing security.
(b)<F11> Affiliated company; the Fund owns 5% or more of the outstanding voting securities of the issuer. See Note 8.
(c)<F12>  Dollar-denominated foreign security.

    The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities                                June 30, 2006

ASSETS:
  Investments, at value:
     Investments in securities of unaffiliated
       issuers (cost $1,302,660,329)                           $1,497,581,344
     Investments in securities of affiliated
       issuers (cost $80,241,252) (See Note 8)                     72,375,884
                                                               --------------
  Total investments (cost $1,382,901,581)                       1,569,957,228
  Cash                                                                194,446
  Receivable for securities sold                                   81,023,559
  Receivable for capital shares sold                                  792,444
  Dividends and interest receivable                                   751,613
  Other assets                                                         28,871
                                                               --------------
       Total Assets                                             1,652,748,161
                                                               --------------
LIABILITIES:
  Payable for securities purchased                                  5,066,564
  Payable for capital shares redeemed                               5,160,452
  Distribution expense payable                                      3,735,904
  Payable to Investment Manager (See Note 5)                        1,348,664
  Accrued expenses and other liabilities                              880,242
                                                               --------------
       Total Liabilities                                           16,191,826
                                                               --------------
NET ASSETS                                                     $1,636,556,335
                                                               --------------
                                                               --------------
NET ASSETS CONSIST OF:
  Capital stock                                                $1,383,838,094
  Accumulated net realized gain on investments sold                65,662,594
  Net unrealized appreciation on investments                      187,055,647
                                                               --------------
       Total Net Assets                                        $1,636,556,335
                                                               --------------
                                                               --------------
CLASS C:
  Net Assets                                                   $1,355,960,347
  Shares of beneficial interest outstanding
    (unlimited number of shares authorized,
    $0.001 par value)                                              82,835,232
  Net asset value, offering and redemption (may be
    subject to contingent deferred sales charge)
    price per share                                                    $16.37
                                                                       ------
                                                                       ------
ADVISER CLASS:
  Net Assets                                                    $ 280,595,988
  Shares of beneficial interest outstanding (unlimited
    number of shares authorized, $0.001 par value)                 16,134,349
  Net asset value, offering and redemption price per share             $17.39
                                                                       ------
                                                                       ------

    The accompanying notes are an integral part of the financial statements.

Statement of Operations
                                                                    For the
                                                                  Year Ended
                                                                 June 30, 2006
                                                                 -------------
INVESTMENT INCOME:
  Dividend income:
     Dividend income from securities of
       unaffiliated issuers                                      $ 20,259,567
     Dividend income from securities of
       affiliated issuers (See Note 8)                                663,787
  Interest income                                                   6,701,879
                                                                 ------------
       Total investment income                                     27,625,233
                                                                 ------------
EXPENSES:
  Investment management fee (See Note 5)                           18,398,156
  Distribution expense - Class C                                   14,733,186
  Distribution expense - Adviser Class                                916,242
  Shareholder servicing and accounting costs                        1,771,537
  Administration fee                                                  872,445
  Professional fees                                                   217,987
  Reports to shareholders                                             158,574
  Custody fees                                                        137,714
  Federal and state registration                                      128,395
  Trustees' fees and expenses                                         109,071
  Other                                                                57,402
                                                                 ------------
       Total expenses                                              37,500,709
                                                                 ------------
       Net investment loss                                         (9,875,476)
                                                                 ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain (loss) on:
     Investments of unaffiliated issuers                          156,616,816
     Investments of affiliated issuers (See Note 8)                (5,629,947)
  Change in unrealized appreciation/depreciation
    on investments                                                (45,029,884)
                                                                 ------------
  Net realized and unrealized gain on investments                 105,956,985
                                                                 ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $ 96,081,509
                                                                 ------------
                                                                 ------------

    The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets


                                                                                   For the                        For the
                                                                                 Year Ended                      Year Ended
                                                                                June 30, 2006                  June 30, 2005
                                                                               --------------                  --------------
OPERATIONS:
     Net investment loss                                                         $   (9,875,476)               $  (16,870,214)
     Net realized gain (loss) on:
          Investments of unaffiliated issuers                                       156,616,816                   175,691,634
          Investments of affiliated issuers (see Note 8)                             (5,629,947)                    8,562,652
          Short positions                                                                    --                      (806,532)
     Change in unrealized appreciation/depreciation on:
          Investments                                                               (45,029,884)                 (119,084,707)
          Short positions                                                                    --                     2,598,476
                                                                                 --------------                --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                 96,081,509                    50,091,309
                                                                                 --------------                --------------
DISTRIBUTIONS TO CLASS C SHAREHOLDERS
  FROM NET REALIZED GAINS                                                          (160,597,459)                  (24,672,392)
                                                                                 --------------                --------------
DISTRIBUTIONS TO ADVISER CLASS SHAREHOLDERS
  FROM NET REALIZED GAINS                                                           (42,478,192)                   (6,968,131)
                                                                                 --------------                --------------
NET DECREASE IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS (NOTE 7)                                                 (143,424,227)                 (139,286,596)
                                                                                 --------------                --------------
TOTAL DECREASE IN NET ASSETS                                                       (250,418,369)                 (120,835,810)

NET ASSETS:
     Beginning of period                                                          1,886,974,704                 2,007,810,514
                                                                                 --------------                --------------
     End of period                                                               $1,636,556,335                $1,886,974,704
                                                                                 --------------                --------------
                                                                                 --------------                --------------

    The accompanying notes are an integral part of the financial statements.

Financial Highlights

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING OF THE FUND THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS. IT SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS AND NOTES THERETO.



ADVISER CLASS
                                             FOR THE       FOR THE        FOR THE       FOR THE         FOR THE         FOR THE
                                               YEAR         YEAR          PERIOD         YEAR            YEAR             YEAR
                                              ENDED         ENDED          ENDED         ENDED           ENDED           ENDED
                                             JUNE 30,     JUNE 30,       JUNE 30,      AUG. 31,        AUG. 31,         AUG. 31,
                                               2006         2005        2004 4<F18>      2003            2002             2001
                                               ----         ----        -----------      ----            ----             ----
NET ASSET VALUE - BEGINNING OF PERIOD         $18.38       $18.09         $14.93         $12.66          $15.77          $16.89
                                              ------       ------         ------         ------          ------          ------
INVESTMENT OPERATIONS:
  Net investment income (loss)1<F15>            0.01        (0.05)         (0.03)         (0.05)          (0.07)          (0.04)
  Net realized and unrealized
    gain (loss) on investments                  0.99         0.62           3.19           2.32          (1.84)            1.74
                                              ------       ------         ------         ------          ------          ------
     Total from investment operations           1.00         0.57           3.16           2.27          (1.91)            1.70
                                              ------       ------         ------         ------          ------          ------
DISTRIBUTIONS FROM NET REALIZED
  GAIN ON INVESTMENTS                          (1.99)       (0.28)            --             --           (1.20)          (2.82)
                                              ------       ------         ------         ------          ------          ------
NET ASSET VALUE - END OF PERIOD               $17.39       $18.38         $18.09         $14.93          $12.66          $15.77
                                              ------       ------         ------         ------          ------          ------
                                              ------       ------         ------         ------          ------          ------

TOTAL RETURN                                   5.40%        3.18%         21.17%++       17.93%        (13.21)%          11.99%
                                                                           <F13>
Ratios (to average net assets)/
  Supplemental Data:
  Expenses2<F16>                               1.44%        1.42%          1.41%*         1.48%           1.43%           1.43%
                                                                           <F14>
  Net investment income (loss)                 0.06%      (0.28)%        (0.25)%*       (0.41)%         (0.46)%         (0.22)%
                                                                           <F14>
Portfolio turnover rate3<F17>                 59.44%       68.46%         52.45%         79.55%          81.86%         106.56%
Net assets at end of period (000 omitted)   $280,596     $413,800       $451,620       $350,583        $356,839        $198,742


++<F13>   Not annualized.
*<F14>    Annualized.
1<F15> Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
2<F16> The expense ratio includes dividends on short positions where applicable. The ratio of dividends on short positions for the periods ended June 30, 2005, August 31, 2003 and 2002 was 0.00%, 0.02% and
          0.01%, respectively. There were no dividends on short positions for the periods ended June 30, 2006, June 30, 2004 and August 31, 2001.
3<F17> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
4<F18> On April 29, 2004, the Fund's Board approved changing the Fund's fiscal year end to June 30.

    The accompanying notes are an integral part of the financial statements.



CLASS C
                                               FOR THE         FOR THE       FOR THE       FOR THE         FOR THE      FOR THE
                                                 YEAR           YEAR          PERIOD         YEAR            YEAR         YEAR
                                                ENDED           ENDED         ENDED         ENDED           ENDED        ENDED
                                               JUNE 30,       JUNE 30,       JUNE 30,      AUG. 31,        AUG. 31,     AUG. 31,
                                                 2006           2005       2004 4<F25>       2003            2002         2001
                                                 ----           ----       -----------       ----            ----         ----
NET ASSET VALUE - BEGINNING OF PERIOD           $17.54          $17.40        $14.45        $12.34          $15.51       $16.77
                                                ------          ------        ------        ------          ------       ------
INVESTMENT OPERATIONS:
  Net investment loss1<F22>                      (0.12)          (0.18)        (0.13)        (0.14)          (0.18)       (0.12)
  Net realized and unrealized
    gain (loss) on investments                    0.94            0.60          3.08          2.25           (1.79)        1.68
                                                ------          ------        ------        ------          ------       ------
     Total from investment operations             0.82            0.42          2.95          2.11           (1.97)        1.56
                                                ------          ------        ------        ------          ------       ------
DISTRIBUTIONS FROM NET REALIZED
  GAIN ON INVESTMENTS                            (1.99)          (0.28)           --            --           (1.20)       (2.82)
                                                ------          ------        ------        ------          ------       ------
NET ASSET VALUE - END OF PERIOD                 $16.37          $17.54        $17.40        $14.45          $12.34       $15.51
                                                ------          ------        ------        ------          ------       ------
                                                ------          ------        ------        ------          ------       ------

TOTAL RETURN++<F19>                              4.59%           2.43%        20.42%*       17.10%        (13.86)%       11.12%
                                                                                <F20>
Ratios (to average net assets)/
  Supplemental Data:
  Expenses2<F23>                                 2.19%           2.17%        2.16%**        2.23%           2.18%        2.18%
                                                                                <F21>
  Net investment loss                          (0.69)%         (1.03)%       (1.00)%**     (1.16)%         (1.21)%      (0.75)%
                                                                                 <F21>
Portfolio turnover rate3<F24>                   59.44%          68.46%        52.45%        79.55%          81.86%      106.56%
Net assets at end of period (000 omitted)   $1,355,960      $1,473,175    $1,556,190    $1,194,726      $1,020,455     $684,738


++<F19>   Total returns do not reflect any deferred sales charge for Class C
          Shares.
*<F20>    Not annualized.
**<F21>   Annualized.
1<F22> Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
2<F23> The expense ratio includes dividends on short positions where applicable. The ratio of dividends on short positions for the periods ended June 30, 2005, August 31, 2003 and 2002 was 0.00%, 0.02% and
          0.01%, respectively. There were no dividends on short positions for the periods ended June 30, 2006, June 30, 2004 and August 31, 2001.
3<F24> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
4<F25> On April 29, 2004, the Fund's Board approved changing the Fund's fiscal year end to June 30.

    The accompanying notes are an integral part of the financial statements. Notes to Financial Statements

1. DESCRIPTION OF THE FUND. The Olstein Financial Alert Fund (the "Fund") is the first series of The Olstein Funds (the "Trust"), a Delaware statutory trust organized on March 31, 1995. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end diversified management investment company. The primary investment objective of the Fund is long-term capital appreciation with a secondary objective of income. The Fund commenced investment operations on September 21, 1995.

     The Fund issued a second class of shares, Adviser Class shares, and renamed the initial class as Class C shares on September 1, 1999. The Adviser Class shares were initially sold on September 21, 1999 and are subject to expenses pursuant to the Shareholder Servicing and Distribution Plan described in Note 6. The Class C shares are subject to a contingent deferred sales charge ("CDSC") for redemptions in accordance with the Fund's prospectus, and expenses pursuant to the Shareholder Servicing and Distribution Plan described in Note 6. The maximum CDSC is 1.00% of the original purchase price for Class C shares within one year of purchase.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Fund:

     Security Valuation. The Fund's securities, except short-term investments with maturities of 60 days or less at the time of purchase and securities traded on the NASDAQ NMS and Small Cap exchanges, are valued at their market value as determined by their last sale price in the principal market in which these securities are normally traded. Lacking any sales, the security is valued at the mean between the closing bid and ask price. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). Short-term investments with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value, unless the Fund's Board of Trustees determines that this does not represent fair value. The value of all other securities, for which no quotations are readily available, is determined in good faith by, or under procedures approved by, the Board of Trustees. The Board has adopted specific procedures for valuing portfolio securities and delegated the implementation of these procedures to Olstein & Associates, L.P. ("Olstein & Associates" or the "Investment Manager"). The procedures authorize the Investment Manager to make all necessary determinations regarding the fair value of a portfolio security and to report such determinations to the Board of Trustees. The Fund may also use independent pricing services to assist in pricing portfolio securities.

     Federal Income Taxes. The Fund intends to continue to qualify for treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision has been provided.

     Distributions to Shareholders. Distributions of net investment income and net realized gains, if any, are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are either temporary or permanent in nature. To the extent these differences are permanent, reclassifications are made in the capital accounts in the period that the difference arises. Accordingly, at June 30, 2006 reclassifications were recorded to increase undistributable net investment income by $9,875,476 and decrease accumulated gains by $9,875,476. Generally, distributions are declared and paid annually. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction.

     Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results may differ from those estimates.

     Other. Investment security transactions are accounted for on a trade date basis. The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes. Dividend income and dividends on short positions are recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Income, realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. All discounts and premiums are amortized using the effective interest method for tax and financial reporting purposes.

     Expenses. Expenses directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class. Expenses that are not attributable to a particular class are typically allocated among each class in proportion to their respective net assets.

     Short Sales. Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. All short sales must be fully collateralized. The Fund maintains the collateral in a segregated account consisting of cash, U.S. Government securities or other liquid assets sufficient to collateralize the market value of its short positions. The Fund limits the value of short positions to 25% of the Fund's total assets. At June 30, 2006, the Fund had no short positions outstanding.

3. PURCHASES AND SALES OF INVESTMENT SECURITIES. During the year ended June 30, 2006, purchases and sales of investment securities (excluding short-term investments) for the Fund were $992,659,612 and $1,525,025,089, respectively. The Fund did not purchase long-term U.S. Government securities as a part of its investment strategy during the year ended June 30, 2006.

4. TAX INFORMATION. At June 30, 2006, the components of accumulated earnings/(losses) on a tax basis were as follows:

     Cost of Investments                                    $1,395,480,425
                                                            --------------
                                                            --------------
     Gross unrealized appreciation                          $  250,112,590
     Gross unrealized depreciation                             (75,635,787)
                                                            --------------
     Net unrealized appreciation/(depreciation)             $  174,476,803
                                                            --------------
                                                            --------------
     Undistributed ordinary income                          $    6,464,589
     Undistributed long-term capital gain                       71,776,849
                                                            --------------
     Total distributable earnings                           $   78,241,438
                                                            --------------
                                                            --------------
     Other accumulated losses                               $           --
                                                            --------------
     Total accumulated earnings/(losses)                    $  252,718,241
                                                            --------------
                                                            --------------

     The difference between book-basis and tax-basis net unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

     The tax components of dividends paid during the years ended June 30, 2006 and June 30, 2005 were as follows:

                                      June 30, 2006       June 30, 2005
                                      -------------       -------------
     Ordinary Income                   $ 22,961,387        $        --
     Long-Term Capital Gains           $180,114,264        $42,849,523

     On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Trust's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and whether it will have any impact on the Fund's financial statements.

5. INVESTMENT MANAGEMENT FEE AND OTHER AGREEMENTS. The Fund employs Olstein & Associates as the investment manager (the "Investment Manager"). Pursuant to an investment management agreement with the Fund, the Investment Manager selects investments and supervises the assets of the Fund in accordance with the investment objective, policies and restrictions of the Fund, subject to the supervision and direction of the Board of Trustees. For its services, the Investment Manager earns a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets. For the year ended June 30, 2006, the Fund incurred investment management fees of $18,398,156, with $1,348,664 payable to the Investment Manager as of June 30, 2006.

     Certain trustees and officers of the Trust are also officers of the Trust's Investment Manager. Such trustees and officers are paid no fees by the Trust for serving as trustees or officers of the Trust.

6. SHAREHOLDER SERVICING AND DISTRIBUTION PLANS. Olstein & Associates (the "Distributor") has entered into a distribution and underwriting agreement with the Fund dated August 18, 1995 (subsequently revised on July 29, 1999 to reflect the additional class), under which the Distributor acts as underwriter to engage in activities designed to assist the Fund in securing purchasers for its shares. The Fund has adopted Shareholder Servicing and Distribution Plans pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"). Amounts paid under the 12b-l Plans may compensate the Distributor or others for the activities in the promotion and distribution of the Fund's shares and for shareholder servicing. The total amount which the Fund will pay under the 12b-1 Plans for the Class C and Adviser Class shares are 1.00% and 0.25%, respectively, per annum of the Fund's average daily net assets of Class C and Adviser Class shares. For the year ended June 30, 2006, fees incurred by the Fund pursuant to the 12b-1 Plans were $14,733,186 for Class C and $916,242 for Adviser Class Shares.

     During the year ended June 30, 2006, the Fund paid total brokerage commissions of $702,279 to affiliated broker-dealers in connection with purchases and sales of investment securities.

7. FUND SHARES. At June 30, 2006, there was an unlimited number of shares of beneficial interest, $0.001 par value, authorized. The following table summarizes the activity in shares of each class of the Fund:


                                                            YEAR ENDED                            YEAR ENDED
                                                          JUNE 30, 2006                          JUNE 30, 2005
                                                    ------------------------              --------------------------
                                                             CLASS C                                CLASS C
                                                    SHARES            AMOUNT               SHARES             AMOUNT
                                                    ------            ------               ------             ------
  Shares sold                                      5,224,319       $  90,698,849           9,509,131        $161,933,785
  Shares issued to shareholders in
    reinvestment of distributions                  9,189,908         152,001,071           1,358,307          23,444,392
  Shares redeemed                                (15,584,529)       (270,144,716)        (16,281,141)       (279,789,557)
                                                 -----------       -------------         -----------       -------------
  Net decrease                                    (1,170,302)      $ (27,444,796)         (5,413,703)      $ (94,411,380)
                                                 -----------       -------------         -----------       -------------
                                                 -----------       -------------         -----------       -------------
  SHARES OUTSTANDING:
  Beginning of period                             84,005,534                              89,419,237
                                                 -----------                             -----------
  End of period                                   82,835,232                              84,005,534
                                                 -----------                             -----------
                                                 -----------                             -----------

                                                           YEAR ENDED                             YEAR ENDED
                                                         JUNE 30, 2006                           JUNE 30, 2005
                                                   -------------------------              -------------------------
                                                         ADVISER CLASS                           ADVISER CLASS
                                                   SHARES             AMOUNT               SHARES            AMOUNT
                                                   ------             ------               ------            ------
  Shares sold                                      3,075,797       $  56,816,534           6,745,651       $ 119,478,082
  Shares issued to shareholders in
    reinvestment of distributions                  2,351,866          41,157,654             374,944           6,752,749
  Shares redeemed                                (11,804,890)       (213,953,619)         (9,572,326)       (171,106,047)
                                                 -----------       -------------         -----------       -------------
  Net decrease                                    (6,377,227)      $(115,979,431)         (2,451,731)      $ (44,875,216)
                                                 -----------       -------------         -----------       -------------
                                                 -----------       -------------         -----------       -------------
  SHARES OUTSTANDING:
  Beginning of period                             22,511,576                              24,963,307
                                                 -----------                             -----------
  End of period                                   16,134,349                              22,511,576
                                                 -----------                             -----------
                                                 -----------                             -----------

  Total Net Decrease                                               $(143,424,227)                          $(139,286,596)
                                                                   -------------                           -------------
                                                                   -------------                           -------------

8. OTHER AFFILIATES.*<F26> Investments representing 5% or more of the outstanding voting securities of a company held in the Fund's portfolio result in that company being considered an affiliated company of the Fund, as defined in the 1940 Act. The aggregate market value of all securities of affiliated companies as of June 30, 2006 amounted to $72,375,884 representing 4.42% of net assets. Transactions during the year ended June 30, 2006 in which the issuer was an "affiliated person" were as follows:



                                FTD         Gray                                OshKosh
                  Cambrex      Group,    Television,    Jo-Ann      Neenah  B'Gosh, Inc.- Technitrol,   Universal
               Corporation**   Inc.**      Inc.**    Stores, Inc.Paper, Inc. Class A**,***   Inc.**  Electronics Inc.  Total
                       <F27>    <F27>        <F27>                             <F27>,<F28>    <F27>
               -------------   ------      ------    -----------  ---------  -------------   ------  ---------------   -----
June 30, 2005
  Balance
  Shares          1,369,400    1,854,600   2,290,500           --           --      757,700          --    1,144,600    7,416,800
  Cost          $31,688,900  $23,034,849 $29,293,879  $        --  $        --  $16,253,013 $        --  $16,938,367 $117,209,008
Gross Additions
  Shares                 --      398,100     590,801      762,801      153,651           --     263,501           --    2,168,854
  Cost          $        --  $ 4,173,172 $ 5,429,397  $13,550,677  $ 4,428,296  $        -- $ 3,407,606  $        -- $ 30,989,148
Gross Deductions
  Shares             48,950      778,600     729,400       22,600           --      167,050     263,550      158,700    2,168,850
  Cost          $ 1,362,861  $10,436,236 $ 7,486,345  $   580,942  $        --  $ 3,643,597 $ 6,177,425  $ 2,382,204 $ 32,069,610
June 30, 2006
  Balance
  Shares                 --           --          --    1,894,900      891,800           --          --      985,900    3,772,600
  Cost          $        --  $        --  $       --  $38,582,790  $27,102,299  $        -- $        --  $14,556,163 $ 80,241,252
                -----------  ------------ ----------  -----------  -----------  ----------- -----------  ----------- ------------
                -----------  ------------ ----------  -----------  -----------  ----------- -----------  ----------- ------------
Realized
  gain (loss)   $  (425,077) $(3,231,012) $(1,089,738)$  (218,901) $        --  $   699,703 $(2,062,256) $   697,334 $ (5,629,947)
                -----------  ------------ ----------  -----------  -----------  ----------- -----------  ----------- ------------
                -----------  ------------ ----------  -----------  -----------  ----------- -----------  ----------- ------------
Investment
  income        $    41,082  $        --  $  164,586  $        --  $   259,940  $        -- $   198,179  $        -- $    663,787
                -----------  ------------ ----------  -----------  -----------  ----------- -----------  ----------- ------------
                -----------  ------------ ----------  -----------  -----------  ----------- -----------  ----------- ------------


*<F26> As a result of the Fund's beneficial ownership of the common stock of these companies, regulators require that the Fund state that it may be deemed an affiliate of the respective issuer. The Fund disclaims that the "affiliated persons" are affiliates of the Distributor, Adviser, Fund, Trust, or any other client of the Adviser.
**<F27> Security that was considered affiliated due to the Fund's beneficial ownership representing more than 5% of the outstanding securities during the year ended June 30, 2006, but not at June 30, 2006.
***<F28>  Oshkosh B'Gosh was acquired by Carters, Inc.(R) on 7/15/05.
          Note: Schedule may not roll forward, as the schedule only reflects activity during time the Fund was deemed an affiliate (held more than 5% of a stock's outstanding securities).

9. LINE OF CREDIT. The Fund has a $50 million uncommitted line of credit with U.S. Bank, N.A. (the "Bank") to be used for liquidity purposes. The interest rate on any borrowings is the Bank's announced prime rate. During the year ended June 30, 2006, the Fund did not draw upon the line of credit.

10. INDEMNIFICATIONS. Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

11. SUBSEQUENT EVENT. Effective in September 2006, The Olstein Financial Alert Fund will be changing its name to The Olstein All Cap Value Fund.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of The Olstein Financial Alert Fund:

We have audited the accompanying statement of assets and liabilities of The Olstein Financial Alert Fund ("the Fund"), including the schedule of investments, as of June 30, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Olstein Financial Alert Fund at June 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
                                                            /s/Ernst & Young LLP
Chicago, Illinois
August 18, 2006

Additional Information

PROXY VOTING

The Board of Trustees of the Trust, on behalf of the Fund, has delegated all proxy voting responsibilities related to the portfolio securities held by the Fund to the Investment Manager. A description of the Fund's proxy voting policies and procedures is available without charge, upon request, by calling toll-free 1-800-799-2113. A description is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at http://www.sec.gov.
       -----------

The Investment Manager's proxy voting record for the Fund for annual periods ending June 30 each year will be available to shareholders. The proxy voting record is available, without charge, upon request by calling, toll-free, 1-800-799-2113 and on the SEC website at http://www.sec.gov.
                                          -----------

PORTFOLIO HOLDINGS

The Fund includes a complete schedule of its portfolio holdings in its annual and semi-annual reports. The Fund is required to file a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q. Once filed, the Form N-Q is available, without charge, upon request on the SEC's website at http://www.sec.gov. Copies of Form N-Q can also be obtained by
                        -----------
(i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-
0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to http://www.publicinfosec.gov.
                         ---------------------

ADDITIONAL TAX INFORMATION

For corporate shareholders in the Fund, the percentage of dividend income distributed for the year ended June 30, 2006, which is designated as qualifying for the dividends received deduction, is 63.4%.

For shareholders in the Fund, the percentage of dividend income distributed for the year ended June 30, 2006, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003, is 69.4%.

ADDITIONAL INFORMATION APPLICABLE TO FOREIGN SHAREHOLDERS ONLY

The Fund hereby designates 10% of its ordinary income distributions for the fiscal year ended June 30, 2006 as interest related dividends under Internal Revenue Service Code Section 871(k)(1)(C).

The Fund hereby designates 100% of its ordinary income distributions for the fiscal year ended June 30, 2006 as short-term capital gain distributions under Internal Revenue Service Code Section 871(k)(2)(C).

Board of Trustees and Officers of the Trust
-------------------------------------------
The Board of Trustees of the Trust consists of six individuals, four of whom are not "interested persons" of the Trust or Fund as that term is defined in the 1940 Act. The Trustees are fiduciaries for the Fund's shareholders and are governed by the law of the State of Delaware in this regard. They establish policy for the operation of the Fund and appoint the officers who conduct the daily business of the Fund.

The officers conduct and supervise the daily business operations of the Trust, while the Trustees review such actions and decide on general policy. Compensation to officers and Trustees of the Trust who are affiliated with the Investment Manager is paid by the Investment Manager and not by the Trust.

Information pertaining to the Trustees and Principal Executive Officers of the Fund is set forth below. The SAI includes additional information about the Fund's Trustees and Officers and is available, without charge, upon request by calling 1-800-799-2113.


                                                                                                   Number of
                                                  Term of                                          Portfolios
                                                  Office and                                       in Fund
                                 Position(s)      Length of                                        Complex
                                 Held with        Time           Principal Occupation              Overseen     Other Directorships
Name, Address and Age            the Fund         Served**<F31   During Past Five Years            by Trustee   Held by Trustee
---------------------            --------         ------------   ----------------------            ----------   ---------------
DISINTERESTED TRUSTEES:
Fred W. Lange                    Trustee          Since          Private investor.                          1   Wagner College
123 Lewisburg Road                                1995
Sussex, NJ 07461
Age: 73

John Lohr                        Trustee          Since          Retired; General Counsel, LFG, Inc.        1   Crosswater
P.O. Box 771407                                   1995           (provider of investment products),             Financial
Orlando, FL 32877-1407                                           January 1996 to September 2002.                Corporation
Age: 61

D. Michael Murray                Trustee          Since          President, Murray, Montgomery &            1   American
Murray, Montgomery                                1995           O'Donnell (Consultants), since 1968.           Academy of
  & O'Donnell                                                                                                   Preventive
100 Constitution Ave.                                                                                           Medicine
Suite 900
Washington, DC 20001
Age: 65

Lawrence K. Wein                 Trustee          Since          Private Consultant for telecommunications  1   eRooms Systems
27 Rippling Brook Drive                           1995           industry, since July 2001; Former Vice         Technologies
Short Hills, NJ 07078                                            President-Wholesale Business Operations,       (ERMS. OB)
Age: 64                                                          Concert Communications an ATT/BT
                                                                 Company, April 2000 to June 2001;
                                                                 Former Executive Manager, AT&T, Inc.,
                                                                 for 35 years, retired July 2001.

INTERESTED TRUSTEES:
Erik K. Olstein*<F29>+<F30       Trustee,         Since          President and Chief Operating Officer,     1   None
c/o Olstein & Associates, L.P.   Secretary        1995           Olstein & Associates, L.P., since 2000;
4 Manhattanville Road            and                             Vice President of Sales and Chief Operating
Purchase, NY 10577               Assistant                       Officer, Olstein & Associates, L.P., 1994-2000.
Age: 38                          Treasurer

Robert A. Olstein*<F29>+<F30>    Chairman         Since          Chairman, Chief Executive Officer and      1   None
c/o Olstein & Associates, L.P.   and              1995           Chief Investment Officer, Olstein &
4 Manhattanville Road            President                       Associates, L.P., since 2000; Chairman,
Purchase, NY 10577                                               Chief Executive Officer, Chief Investment
Age: 65                                                          Officer and President, Olstein &
                                                                 Associates, L.P., 1994-2000; President,
                                                                 Secretary and Sole Shareholder of
                                                                 Olstein, Inc., since June 1994.
OFFICERS:
Michael Luper                    Chief            Since 1995     Executive Vice President and Chief Financial
Olstein & Associates, L.P.       Accounting                      Officer, Olstein & Associates, L.P., since 2000;
4 Manhattanville Road            Officer and                     Vice President and Chief Financial Officer,
Purchase, NY 10577               Treasurer                       Olstein & Associates, L.P., 1994-2000.
Age: 37

James B. Kimmel, Esq.            Chief            Since 2004     Vice President, General Counsel and Chief
Olstein & Associates, L.P.       Compliance                      Compliance Officer, Olstein & Associates, L.P.
4 Manhattanville Road            Officer                         Previously, Of Counsel at Stradley Ronon
Purchase, NY 10577                                               Stevens & Young LLP (law firm), May 2001 to
Age: 43                                                          April 2004, Vice President and Assistant Counsel
                                                                 in the Corporate and Securities Group at Summit
                                                                 Bancorp from September 1996 through May
                                                                 2001.  Associate Attorney in the Investment
                                                                 Management Practice Group at Morgan Lewis &
                                                                 Bockius LLP from September 1990 through
                                                                 August 1996.


</TABLE

*<F29>    Robert and Erik Olstein are each officers of  Olstein & Associates,
          L.P. or its affiliates. Each of these persons are considered to be an "interested person" of the Fund and "Interested Person" within the meaning of the Investment Company Act of 1940.
+<F30>    Erik K. Olstein is the nephew of Robert A. Olstein, President of The
          Olstein Funds.
**<F31> Each Trustee holds office during the lifetime of the Fund until their termination or until the election and qualification of his successor.

       TRUSTEES
       Robert A. Olstein, Chairman
       Fred W. Lange
       John Lohr
       D. Michael Murray
       Erik K. Olstein
       Lawrence K. Wein

       INVESTMENT MANAGER
       Olstein & Associates, L.P.
       4 Manhattanville Road
       Purchase, NY 10577

       DISTRIBUTOR
       Olstein & Associates, L.P.

       ADMINISTRATOR, TRANSFER AGENT, DIVIDEND PAYING AGENT & SHAREHOLDER
       SERVICING AGENT
       U.S. Bancorp Fund Services, LLC
       615 East Michigan Street
       P.O. Box 701
       Milwaukee,WI 53202

       CUSTODIAN
       U.S. Bank, N.A.
       1555 North RiverCenter Drive, Suite 302
       Milwaukee, WI 53212

       LEGAL COUNSEL
       Stradley, Ronon, Stevens & Young, LLP
       2600 One Commerce Square
       Philadelphia, PA 19103-7098

       INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
       Ernst & Young LLP
       233 South Wacker Drive
       Chicago, IL 60606

       This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus.

       TOLL FREE TELEPHONE
       800.799.2113
       www.olsteinfunds.com

ITEM 2. CODE OF ETHICS.
-----------------------

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant's Code of Ethics is filed herewith.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

The registrant's board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Fred W. Lange and John Lohr are the "audit committee financial experts" and are considered to be "independent" as each term is defined in Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the registrant's past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the registrant's last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

                           FYE  6/30/2006     FYE  6/30/2005
                           --------------     --------------

Audit Fees                 $33,000            $28,000
Audit-Related Fees         N/A                N/A
Tax Fees                   $4,800             $5,500
All Other Fees             $0                 $0


The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time, permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser for each of the registrant's last two fiscal years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees               FYE  6/30/2006      FYE  6/30/2005
----------------------               --------------      --------------
Registrant                           $4,800              $5,500
Registrant's Investment Adviser      $0                  $0


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to registrants who are not listed issuers (as defined in Rule
10A-3 under the Securities Exchange Act of 1934).

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
-------------------------------------------------------------------------

Not applicable to open-end investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
---------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASERS.
----------------------------------

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
------------------------------------------------------------

Not Applicable.

ITEM 11. CONTROLS AND PROCEDURES.
---------------------------------

(a)  The Registrant's President/Chief Executive Officer and Treasurer/Chief
     Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant's service provider.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.
------------------

(a) (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of
     2002.  Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
     Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


     (Registrant)  The Olstein Funds
                   ----------------------------------------------

     By (Signature and Title) /s/ Robert A. Olstein
                              --------------------------------
                              Robert A. Olstein, President

     Date    September 7, 2006
           ---------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By (Signature and Title) /s/ Robert A. Olstein
                              -----------------------------------
                              Robert A. Olstein, President

     Date    September 7, 2006
           ---------------------

     By (Signature and Title) /s/ Michael Luper
                              -------------------------------
                              Michael Luper, Treasurer

     Date    September 7, 2006
           ---------------------